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                                                                    Exhibit 23.1


                      CONSENT OF INDEPENDENT ACCOUNTANTS



     As independent pubic accountants, we hereby consent to the incorporation by reference in the Post-Effective Amendment No. 1 on Form S-8 to Registration Statement on Form S-4 (No. 333-67617) of Davel Communications, Inc., of our report dated March 6, 1998 included in Davel Communications Group, Inc.'s Form 10-K for the year ended December 31, 1997.



                                    /s/  ARTHUR ANDERSEN LLP


St. Louis, Missouri
December 21, 1998